Exhibit 10.1

Nov 10, 07
Coates International, Ltd.
2100 Highway 34 & Ridgewood Road,
Wall Township, N.J. 07719-9736

Attn: George Coates

Dear George:

This letter is to confirm the reaffirmation of the bench testing that was conducted by myself and by our Business Development Manager, Mr. Leo Perry within the Coates International, Ltd's headquarters at Wall Township, New Jersey on the 855 cubic inch CSRV engine. It should be noted that the energy use was measured at 27.5 to 30.4% less than what we presently experience with alternate engines. The CSRV Natural Gas fired engine will be used by Well To Wire in all of our future electrical power generation systems.

I am extremely satisfied with the smoothness, the flawless operation, the very low energy use and the initial power output. We are eagerly looking forward to you being able to ship at least two of these power plants within the next two to three weeks, as we would like to start filling orders within the next three months. With these successful results, our five-year business plan will now proceed forward.

Best of Regards,
Sincerely,

/s/ Bryan Cambell

Bryan Campbell, P. Eng.,
President,
Well to Wire Energy Inc.

017, 1700 Varsity Estates Drive NW
Calgary Alberta TM ZW9
Tel: (403)288-3647                                            Fax: (403)286-3696

10-Nov-07                                                                                                                                 ATTACHMENT #1

MEASURED BENCH TEST PERFORMANCE of the
855 in3, In-Line, 4 Cycle CSRV NATURAL GAS ENGINE

	SIZE	ENGINE SPEED	#Of GANGED	POWER OUTPUT	NATURAL GAS USE	ENERGY USE
ENGINE MAKE	(in3)	(rpm)	ENGINES	(kw/h)	(scfpd)	(btu/kw)	(%Improvement)
Flied Measured Major Supplier**	496	1,815	1	75	27,000	14,260	0.00%

Coates***	855 10-Nov-07	1,700	1	115	28,800	10,330	27.51%

                 **where the Lower Heating Value (LHV) of the sweet Natural Gas=             950         btu/scf
                 *** where the Lower Heating Value (LHV) of the sweet Natural Gas=             990         btu/scf

017, 1700 Varsity Estates Drive NW Calgary Alberta TM ZW9 Tel: (403)288-3647 Fax: (403)286-3696

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